================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                             ----------------------

                        Date of report (date of earliest
                                event reported):

                                 January 22, 2003


                          INTERNATIONAL GAME TECHNOLOGY
        ----------------------------------------------------------------
              (Exact name of registrant as specified in its charter)


            Nevada                   001-10684                88-0173041
----------------------------    -------------------   --------------------------
(State or Other Jurisdiction       (Commission             (I.R.S. Employer
     of Formation)                 File Number)         Identification Number)


                    9295 Prototype Drive, Reno, Nevada 89521
        ----------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (775) 448-7777
        ----------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 not applicable
        ----------------------------------------------------------------
         (Former name or former address, if changed since last report.)


================================================================================

Item 5.  Other Events.

     On January 22, 2003, International Game Technology announced results for its first quarter ended December 28, 2002. The full text of the press release is included as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

Exhibit No.       Description
-----------       ---------------------------------------------------------
99.1              Press release issued by International Game Technology on
                  January 22, 2003 announcing results for the quarter ended
                  December 28, 2002.


                                            SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            INTERNATIONAL GAME TECHNOLOGY
                                                 (Registrant)


Date: January 22, 2003        By:      /s/ Maureen T. Mullarkey
                                       ---------------------------------
                              Name:    Maureen T. Mullarkey
                              Its:     Executive Vice President
                                       Chief Financial Officer and
                                       Treasurer